UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 8, 2005

TAG Entertainment Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:    333-96257

Delaware	13-3851304
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9916 South Santa Monica Blvd, 1st Floor Beverly Hills, CA 90212
(Address and zip code of principal executive offices)
(310) 277-3700
(Registrant's telephone number, including area code)
Power Marketing, Inc., 46 Water Street, South Glastonbury, CT 06073
(Former name or former address, if changed since last report.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

As indicated in the Current Report on Form 8-K filed by TAG Entertainment Corp. (the "Registrant") with the Securities and Exchange Commission on February 16, 2005 (the "Initial 8-K"), the Registrant provided its former independent auditor, Grobstein, Horwath & Company, LLP ("Grobstein"), with a copy of such Initial 8-K and requested in accordance with Item 304(a)(3) of Regulation S-B that Grobstein furnish a letter addressed to the SEC stating whether Grobstein agrees with the statements in such Initial 8-K. This Amendment No. 1 to such Initial 8-K is being filed pursuant to Item 304(a)(3) of Regulation S-B to include as Exhibit 16.1 hereto the letter from Grobstein to the SEC received by the Registrant on February 23, 2005 (the "Letter") in response to such request. By filing this Letter as required by applicable SEC requirements, the Registrant makes no comment as to the accuracy or completeness of the Letter, except as set forth below.

In reviewing the statements made by Grobstein in the Letter, the Registrant makes the following statements:

(a) With respect to Grobstein's disagreement with the statements made by the Registrant in Item 4.01(a)(ii) of the Initial 8-K and the first statement under Item 4.01(a)(iv)(C) of the Initial 8-K noted in the Letter, the Registrant agrees that TAG Entertainment, Inc. ("TAG") retained Grobstein on March 20, 2003 to provide accounting services. As stated in the Initial 8-K, Grobstein was specifically retained to provide TAG with services related to the improvement of its accounting systems, including: (1) a review and analysis of the condition of TAG's existing accounting records and financial data including previously filed tax returns, financial records, and legal agreements, (2) assist TAG in summarizing and recording transactions as well as review its policies and procedures for recording transactions and producing financial statements; and (3) assist TAG's management in producing a complete set of accounting books and records to reflect TAG's history from inception. TAG relied on Grobstein's assessment of its independence in accepting the termination of the March 20, 2003 engagement and engaging Grobstein as its auditors on June 21, 2004. The Registrant makes no further comment with respect to Grobstein's statements in these sections of the Letter.

(b) With respect to Grobstein's disagreement with the statements made by the Registrant in Item 4.01(a)(ii)(A) of the Initial 8-K and the other two statements under Item 4.01(a)(iv)(C) of the Initial 8-K noted in the Letter, the Registrant states the following. First, Grobstein has never issued a report on any of the Registrant's financial statements and therefore the Registrant's response to Item 4.01(a)(ii)(A) was accurate. The disagreement on the current audit was described in other sections of the Initial 8-K.

Further, prior to January 28, 2005, Grobstein had advised the Registrant orally that it had concluded its audit procedures and was preparing its final audit report on the Registrant's financial statements. The subsequent claim by Grobstein that it did not receive copies of certain minutes until the completion of its audit procedures precipitated its request to conduct additional audit procedures. Although the Registrant disagrees with Grobstein's allegation that the Registrant withheld the minutes from Grobstein and that Grobstein did not have adequate supporting documentation, in response to Grobstein's January 28, 2005 letter (in which it first advised the Registrant of its need to expand the scope of the audit) the Registrant still agreed to provide Grobstein with substantial additional information to enable Grobstein to conduct the additional audit procedures that Grobstein requested. As described in the Initial 8-K, after receiving the January 28, 2005 letter from Grobstein, the Registrant delivered a detailed written response dated February 1, 2005 to Grobstein in response to the issues raised in Grobstein's letter; held a meeting on February 3, 2005 to discuss the matters raised therein in order to reach an agreement on an action plan; provided Grobstein with a detailed action plan in response to the meeting on February 4, 2005; and provided Grobstein with supplemental information on February 7, 2005. Grobstein then advised the Registrant on February 9, 2005 that it was resigning as the Registrant's independent auditors. Despite the Registrant's response, Grobstein made its decision to resign without conducting the additional audit procedures that it stated were required in its January 28, 2005 letter.

The Registrant believes that the actions described above demonstrate that the Registrant attempted to resolve the issues raised by Grobstein in its January 28, 2005 letter and that the Registrant did not disagree with Grobstein's request to expand the scope of the audit. The Registrant, however, disagrees with Grobstein's allegation that management withheld information from Grobstein and in light of the additional information the Registrant made available, that Grobstein did not have adequate supporting information. The Registrant makes no further comment with respect to Grobstein's statements in these sections of the Letter.

(b) Engagement of New Accountants.

(i) Effective February 24, 2005, AJ Robbins, PC ("Robbins") has been engaged by the Registrant as its new independent public accountants to audit the Registrant's financial statements for the fiscal year ending December 31, 2004. The appointment of Robbins is not subject to stockholder ratification.

(ii) Prior to the engagement of Robbins, the Registrant (or someone on its behalf) had not consulted with Robbins during its two most recent fiscal years and through the date of this report in any matter regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that Robbins concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (B) the subject of either a disagreement or a reportable event defined in Item 304(a)(1)(iv) of Regulation S-B.

Although the Registrant did not consult with Robbins on the reportable events and/or disagreements described in Item 4.01 of the Initial 8-K and in this Current Report on Form 8-K/A (including the letter of Grobstein filed as an exhibit hereto), in connection with the potential engagement of Robbins, the Registrant and Robbins did discuss the nature of those matters. As stated in the Initial 8-K, the Registrant has determined to adopt a number of measures designed to strengthen its accounting and financial reporting infrastructure and processes, including the Registrant's intention to increase the membership on its board of directors, adding a new director to the Board who would serve on the Audit Committee and qualify as a "financial expert," to hire a Chief Financial Officer and its commitment to take all other actions as may be appropriate to improve its accounting and financial systems and internal controls.

Item 8. Other Events.

On February 24, 2005, the Registrant issued a press release announcing the engagement of AJ Robbins, PC as the Registrant's new independent public accounting firm. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9. Financial Statements and Exhibits.

(c)    Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Document
Exhibit 16.1	Letter from Grobstein, Horwath & Company, LLP to the Registrant Filed with the Securities and Exchange Commission received on February 23, 2005.
Exhibit 99.1	Press Release dated February 24, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2005	TAG Entertainment Corp. (Registrant)
By /s/ Steve Austin Steve Austin, President

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Grobstein, Horwath & Company LLP to the Registrant Filed with the Securities and Exchange Commission received on February 23, 2005.
99.1	Press Release dated February 24, 2005.